EXHIBIT 3 (b)

SECTION 302 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

I, John A. Nielsen, certify that:

1. I have reviewed this report on Form N-Q of
   BBH Trust on behalf of: BBH Money Market Fund,
   BBH U.S. Treasury Money Fund, BBH Tax Free Short/
   Intermediate Fixed Income Fund BBH Tax Exempt
   Money Fund ("Registrant");

2. Based on my knowledge, this report does not
   contain any untrue statement of a material fact
   or omit to state a material fact necessary to
   make the statements made, in light of the
   circumstances under which such statements
   were made, not misleading with respect to
   the period covered by this report;

3. Based on my knowledge, the schedules of
   investments included in this report,
   fairly present in all material respects
   the investments of the Registrant as of,
   the end of the fiscal quarter for which
   the report is filed;

4. The Registrant's other certifying officer and
   I are responsible for establishing and maintaining
   disclosure controls and procedures (as defined in
   rule 30a-3(c) under the Investment Company Act of
   1940) for the Registrant and have:

    a.) designed such disclosure controls and
        procedures, or caused such disclosure controls and
        procedures to be designed under our
        supervision, to ensure that material
        information relating
        to the Registrant, including its
        consolidated subsidiaries, is made known
        to us by others within
        those entities, particularly during
        the period in which this report is being prepared;

    b.) designed such internal control over financial
        reporting, or caused such internal control
over financial reporting to be designed under
        our supervision, to provide reasonable
        assurance regarding the reliability of financial
        reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

   c.) evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

   d.) disclosed in this report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year (the Registrant's
       second fiscal half year in the case of an annual
       report) that has materially affected, or is
       reasonably likely to materially affect, the Registrant's
       internal control over financial reporting; and

5. The Registrant's other certifying officer and
   I have disclosed to the Registrant's auditors
   and the audit committee of the Registrant's
   board of directors (or persons performing
   the equivalent functions):

a. all significant deficiencies and material
   weaknesses in the design or operation of
   internal control over financial reporting
   which are reasonably likely to adversely
   affect the Registrant's ability to record,
   process, summarize, and report financial
   information; and

b. any fraud, whether or not material, that
   involves management or other employees who
   have a significant role in the Registrant's
   internal control over financial reporting.

6.     The Registrant's other certifying officer
       and I have indicated in this report whether
       or not there
       were significant changes in internal
       controls or in other factors that could
       significantly affect
       internal controls subsequent to the
       date of our most recent evaluation, including
       any corrective
       actions with regard to significant
       deficiencies and material weaknesses.

Date:  May 24, 2007

\s\ John A. Nielsen
=======================
John A. Nielsen
President - Principal Executive Officer

EXHIBIT 11(a) (2)
SECTION 302 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

I, Charles Schreiber, certify that:

1. I have reviewed this report on Form N-Q of BBH
   Trust on behalf of: BBH Money Market Fund, BBH
   U.S. Treasury Money Fund, BBH Tax Free Short/
   Intermediate Fixed Income Fund BBH Tax Exempt
   Money Fund ("Registrant");

2. Based on my knowledge, this report does not
   contain any untrue statement of a material
   fact or omit to state a material fact
   necessary to make the statements made,
   in light of the circumstances under
   which such statements  were made,
   not misleading with respect to  the
   period covered by this report;

3. Based on my knowledge, the schedules of
   investments included in this report,
   fairly present in all material respects
   the investments of the Registrant as of,
   the end of the fiscal quarter for which
   the report is filed;

4. The Registrant's other certifying officer
   and I are responsible for establishing and
   maintaining disclosure controls and procedures
  (as defined in rule 30a-3(c) under the Investment
   Company Act of 1940) for the Registrant and have:

a.) designed such disclosure controls and
    procedures, or caused such disclosure controls and
    procedures to be designed under our
    supervision, to ensure that material
    information relating to the Registrant, including its
    consolidated subsidiaries, is made known
    to us by others within those entities, particularly during the period in which this report is being prepared;

b.) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.)  evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d.) disclosed in this report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year (the Registrant's second fiscal half year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the
     Registrant's internal control over financial reporting; and

5. The Registrant's other certifying officer and
   I have disclosed to the Registrant's auditors
   and the audit committee of the Registrant's
   board of directors (or persons performing
   the equivalent functions):

a. all significant deficiencies and material
   weaknesses in the design or operation of
   internal control over financial reporting
   which are reasonably likely to adversely
   affect the Registrant's ability to record,
   process, summarize, and report financial
   information; and

b. any fraud, whether or not material, that
   involves management or other employees who
   have a significant role in the Registrant's
   internal control over financial reporting.

6.     The Registrant's other certifying officer
       and I have indicated in this report whether
       or not there
       were significant changes in internal
       controls or in other factors that could
       significantly affect
       internal controls subsequent to the
       date of our most recent evaluation, including
       any corrective
       actions with regard to significant
       deficiencies and material weaknesses.

Date: May 24, 2007

\s\ Charles Schreiber
==========================
Charles Schreiber
Treasurer - Principal Financial Officer